UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

 FORM 8-K
 ____________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

____________________________

 Fusion Connect, Inc.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Delaware	001- 32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

(212) 201-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on May 17, 2019 Fusion Connect, Inc. (the “Company”), certain subsidiaries of the Company, Wilmington Trust, National Association, as administrative agent and collateral agent (“Wilmington”), and the Requisite Lenders under that certain $15.0 million Super Senior Secured Credit Agreement, dated as of May 9, 2019 (the “Bridge Agreement”), by and among the Company, certain subsidiaries of the Company, Wilmington Trust and the lenders party thereto (the “Bridge Lenders”), agreed to amend the Bridge Agreement, to extend certain milestones contemplated thereby, including, among others, an extension of the date by which the Company is to enter into a restructuring support agreement with the ad hoc group of lenders under the First Lien Credit Agreement until May 28, 2019.

On May 28, 2019, the Company entered into the Incremental Amendment and Amendment No 1. to the Bridge Agreement, dated as of May 28, 2019 (the “Incremental Amendment”), by and among the Company, certain subsidiaries of the Company and the Requisite Lenders, pursuant to which, among other things, the Additional Term Loan Lender (as defined in the Incremental Amendment) agreed to provide the Company with an additional term loan in the aggregate principal amount of $5.0 million and the Requisite Lenders agreed to further extend the date by which the Company must enter into a restructuring support agreement with the ad hoc group of lenders under the First Lien Credit Agreement until May 31, 2019. In connection therewith, the Company, its subsidiaries, the Requisite Lenders and Requisite Tranche A/Revolving Lenders under the First Lien Credit Agreement agreed to make corresponding changes to the Forbearance Agreement to reflect such extension under the Bridge Agreement.

The forgoing description of the Incremental Amendment is qualified in its entirety by reference to the full text of such agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

The Company cannot guarantee that it will be able to achieve the milestones referenced in the Bridge Agreement, as amended, obtain additional extensions of such milestones, forbearances or loans from the Requisite Lenders or that the Company will be able to comply with its other obligations under the Bridge Agreement, as amended, or the Company’s other credit agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Incremental Amendment and Amendment No. 1, dated as of May 28, 2019, among the Company, certain subsidiaries of the Company, the Requisite Lenders, Wilmington and Credit Suisse Loan Funding LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: May 28, 2019	By:	/s/ James P. Prenetta, Jr.
	Name:	James P. Prenetta, Jr.
	Title:	Executive Vice President and General Counsel